UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Tilray, Inc.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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This Schedule 14A filing consists of the following press release (the “Press Release”) relating to the proposed business combination of Tilray, Inc. (“Tilray”), a Delaware corporation, and Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), pursuant to the terms of an Arrangement Agreement, dated December 15, 2020, as amended, by and among the Tilray and Aphria:

The Press Release was first used or made available on March 10, 2021.

PRESS RELEASE

Tilray® Receives Approvals to Expand and Commercialize Medical Cannabis Products in New Zealand

The Ministry of Health and the Medicinal Cannabis Agency of New Zealand grant Tilray the first approval under the new Medical Cannabis Scheme to launch medical cannabis products across the country

NANAIMO, B.C. – March 10, 2021 — Tilray, Inc. (NASDAQ: TLRY), a global pioneer in cannabis research, cultivation, production, and distribution, today announced that it has received the necessary approvals from New Zealand’s Ministry of Health and the Medicinal Cannabis Agency to launch Tilray medical cannabis products across the country.

Tilray is one of the leading providers of medical cannabis in Australia and New Zealand for commercial, compassionate access, and research purposes and the first Licensed Producer to legally export medical cannabis from North America to Australia and New Zealand from its Good Manufacturing Practices (GMP)-certified facility in Canada.

Brendan Kennedy, Tilray’s Chief Executive Officer, said, “As medical cannabis regulations continue to progress around the world, we’re incredibly honored to be recognized as a trusted partner in offering the highest-quality medical cannabis products. We are grateful to partner with New Zealand’s Ministry of Health and the Medicinal Cannabis Agency to improve access for patients in need across the country.”

George Polimenakos, General Manager, Tilray Australia, and New Zealand, said, “We are proud to receive the first medical cannabis product approvals according to New Zealand’s new Medical Cannabis Scheme. The rigorous approval process is a testament to the high standards the Ministry of Health upholds for patients and the quality of Tilray’s medical cannabis products.”

Tilray’s product offering in New Zealand approved under the scheme is centered around its Purified CBD products. Patients looking to use medical cannabis have access to Tilray products by obtaining prescriptions through their General Practitioner or Specialist. Tilray expects to have an expanded range of GMP-certified medical cannabis products, including cannabidiol (CBD)-dominant, tetrahydrocannabinol (THC)-dominant and balanced varieties available for patients by the second quarter of 2021.

In addition to supplying hospitals and pharmacies, Tilray is a proud partner with several leading research institutions, including the Murdoch Children’s Research Institute in Australia, studying the effectiveness of Tilray medical cannabis as a treatment for pediatric patients with Intellectual Disabilities suffering from Severe Behavioral Problems; a clinical trial in partnership with The Government of New South Wales and University of Sydney Chris O’Brien Lifehouse to develop a novel treatment for chemotherapy-induced nausea, and a study led by the University of Sydney examining the effects of driving under the influence of cannabis.

Tilray looks forward to expanding its product offering further and supplying more patients in-need with high-quality medical cannabis products.

About Tilray®

Tilray is a global pioneer in the research, cultivation, production, and distribution of cannabis and cannabinoids, currently serving tens of thousands of patients and consumers in 17 countries spanning five continents.

For further information: Tilray

Global:

Berrin Noorata news@tilray.com

Investors

Raphael Gross

203-682-8253

Raphael.Gross@icrinc.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions. Forward-looking statements are not a guarantee of future performance and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, including assumptions in respect of current and future European market conditions, the current and future regulatory environment and future approvals and permits. Actual results, performance, or achievement could differ materially from that expressed in, or implied by, any forward-looking statements in this press release, and, accordingly, you should not place undue reliance on any such forward-looking statements, and they are not guarantees of future results. Please see the heading “Risk Factors” in Tilray’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 19, 2021, for a discussion of the material risk factors that could cause actual results to differ materially from the forward-looking information. Tilray does not undertake to update any forward-looking statements that are included herein, except in accordance with applicable securities laws.

Additional Information About the Transaction and Where to Find It

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This press release is being made in respect of the proposed transaction involving Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”) and Tilray pursuant to the terms of an arrangement agreement by and among Aphria and Tilray and may be deemed to be soliciting material relating to the proposed transaction.

In connection with the proposed transaction, Tilray has filed a preliminary proxy statement on Schedule 14A (which is subject to completion and may be amended) containing important information about the Transaction and related matters. Such preliminary proxy statement is subject to review by the SEC before finalization. Such preliminary proxy statement has also been made available by Aphria and Tilray on their respective SEDAR profiles. Tilray will file a definitive proxy statement and Aphria will file a management information circular upon the completion of the SEC review process. Additionally, Aphria and Tilray will file other relevant materials in connection with the Transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and definitive proxy statement (including any amendments or supplements to such documents), respectively, before making any voting decision with respect to the Transaction because they contain important information about the Transaction and the parties to the Transaction. The Aphria management information circular and the Tilray definitive proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray can obtain a free copy of the preliminary proxy statement, and when available, the definitive proxy statement, as well as other relevant filings containing information about Tilray and the Transaction, including materials incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Investors and security holders of Aphria will be able to obtain a free copy of the management information circular, as well as other relevant filings containing information about Aphria and the Transaction, including materials incorporated by reference into the information circular, without charge, on SEDAR at www.sedar.com or from Aphria by contacting Aphria’s investor relations at investors@aphria.com.